Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,283,331.00
Previously Paid Amount	0
Total Fee Amount	3,077.33
Total Offset Amount	0
Net Fee	$ 3,077.33